UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2019

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.             Entry into a Material Definitive Agreement.

On May 23, 2019, Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), entered into a Total Commitment Increase Agreement with Frost Bank, as an existing lender, and Frost Bank, as administrative agent (in such capacity, “Administrative Agent”), which amended the Partnership’s Credit Agreement, dated as of January 11, 2017 (as amended from time to time, the “Credit Agreement”) and pursuant to which Frost Bank agreed to increase its commitments under the Partnership’s revolving credit facility (the “Revolving Credit Facility”) by $5 million.  On May 23, 2019, the Partnership also entered into an Additional Lender Agreement with Independent Bank, as an additional lender, and the Administrative Agent, which amended the Credit Agreement and pursuant to which Independent Bank agreed to become a lender and provide the Partnership with $20 million of commitments under the Revolving Credit Facility.  After giving effect to such agreements, the aggregate maximum commitments under the Revolving Credit Facility were increased from $200 million to $225 million.

Additionally, on May 23, 2019, the Administrative Agent notified the Partnership that the May 2019 scheduled borrowing base redetermination review had been completed, and the lenders under the Credit Agreement agreed to increase the borrowing base under the Revolving Credit Facility from $200 million to $300 million, effective as of May 23, 2019.

Under the Credit Agreement, availability under the Revolving Credit Facility equals the lesser of the aggregate maximum commitments of the lenders and the borrowing base. The Credit Agreement permits aggregate commitments under the facility to be further increased to up to $500 million, subject to the satisfaction of certain conditions and the procurement of additional commitments from new or existing lenders.

The material terms of the Total Commitment Increase Agreement and the Additional Lender Agreement are qualified in their entirety by the agreement attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Total Commitment Increase Agreement, dated as of May 23, 2019, between Frost Bank, Kimbell Royalty Partners, LP and Frost Bank, as administrative agent.

10.2	Additional Lender Agreement, dated as of May 23, 2019, between Independent Bank, Kimbell Royalty Partners, LP and Frost Bank, as administrative agent.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: May 28, 2019

3